SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 25, 2002
(Date of Earliest Event Reported)

MAXIM INTEGRATED PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-16538 (Commission File Number)	94-2896096 (I.R.S. Employer Identification No.)

120 San Gabriel Drive, Sunnyvale, CA (Address of Principal Executive Offices)	94086 (Zip Code)

(408) 737-7600
(Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure
SIGNATURES

Item 9. Regulation FD Disclosure

     On September 25, 2002, each of the Chief Executive Officer, John F. Gifford, and the Chief Financial Officer, Carl W. Jasper, of Maxim Integrated Products, Inc., a Delaware corporation (the “Company”), executed a certification in accordance with Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Company’s 10-K filed with the Securities and Exchange Commission on September 25, 2002. The text of each of these certifications is set forth below.

MAXIM INTEGRATED PRODUCTS, INC. CERTIFICATION

In connection with the periodic report of Maxim Integrated Products, Inc. (the “Company”) on Form 10-K for the period ended June 29, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, John F. Gifford, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: September 25, 2002	By:	/s/ John F. Gifford

John F. Gifford Chief Executive Officer

MAXIM INTEGRATED PRODUCTS, INC. CERTIFICATION

In connection with the periodic report of Maxim Integrated Products, Inc. (the “Company”) on Form 10-K for the period ended June 29, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Carl W. Jasper, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: September 25, 2002	By:	/s/ Carl W. Jasper

Carl W. Jasper Chief Financial Officer

     The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ Carl W. Jasper

Carl W. Jasper Chief Financial Officer

Date: September 25, 2002